EX-99.13(i)
                             SEC Rule 482 - Total Return
                     Equitable Life Insurance Company of Iowa
                                  Separate Account A
                    SEC STANDARD CALCULATION - Since Inception

                        Valuation Date:         31-Dec-96



EQUI-SELECT MONEY MARKET SUBACCOUNT
Inception Date:  07-Oct-94
                                                         Unit       Units this
   Date      Transaction Type    Rate      Amount       Value      Transaction
_______________________________________________________________________________
 07-Oct-94   Purchase                       $1,000    $10.000000       100.000
 31-Dec-96   Annual Contract
              Maint Charge                  (20.72)    10.797473        (1.919)
 31-Dec-96   Withdrawal Charge     6.0%     (60.00)    10.797473        (5.557)
 31-Dec-96   Remaining Value                           10.797473         0.000



                         SEC Rule 482 - Total Return
                  Equitable Life Insurance Company of Iowa
                               Separate Account A
                 SEC STANDARD CALCULATION - Since Inception

                     Valuation Date:         31-Dec-96

EQUI-SELECT MONEY MARKET SUBACCOUNT - (continued)
Inception Date:  07-Oct-94
                                          Total              Total
   Date          Transaction Type       Units Held           Value
_______________________________________________________________________
 07-Oct-94      Purchase                   100.000           $1,000.00
 31-Dec-96      Annual Contract
                 Maint Charge               98.081            1,059.03
 31-Dec-96      Withdrawal Charge           92.524              999.03
 31-Dec-96      Remaining Value             92.524              999.03


                          SEC Rule 482 - Total Return
                     Equitable Life Insurance Company of Iowa
                                  Separate Account A
                    SEC STANDARD CALCULATION - Since Inception

                        Valuation Date:         31-Dec-96

PRIMELITE SMITH BARNEY MONEY MARKET SUBACCOUNT
Inception Date:  24-May-95
                                                         Unit       Units this
   Date      Transaction Type    Rate      Amount       Value      Transaction
_______________________________________________________________________________
 24-May-95   Purchase                       $1,000    $10.000000       100.000
 31-Dec-96   Annual Contract
              Maint Charge                   (9.97)    10.587360        (0.942)
 31-Dec-96   Withdrawal Charge     7.0%     (70.00)    10.587360        (6.612)
 31-Dec-96   Remaining Value                           10.587360         0.000


                        SEC Rule 482 - Total Return
                  Equitable Life Insurance Company of Iowa
                               Separate Account A
                 SEC STANDARD CALCULATION - Since Inception

                     Valuation Date:         31-Dec-96

PRIMELITE SMITH BARNEY MONEY MARKET SUBACCOUNT - (continued)
Inception Date:  24-May-95
                                          Total              Total
   Date          Transaction Type       Units Held           Value
_______________________________________________________________________
 24-May-95      Purchase                   100.000           $1,000.00
 31-Dec-96      Annual Contract
                 Maint Charge               99.058            1,048.77
 31-Dec-96      Withdrawal Charge           92.446              978.76
 31-Dec-96      Remaining Value             92.446              978.76




                        Equitable Life Insurance Company of Iowa
                                   Separate Account A
                        SEC Standard Calculation - Total Return

                               P(1+t)Nth power = ERV
                             Valuation Date:  31-Dec-96

                                 INCEPTION TO DATE

                                                          Total      Average
                             Purchase        Years      Value of      Annual
       SubAccount             Amount        Invested   Units Held  Total Return
_______________________________________________________________________________

                           Equi-Select Variable Annuity
Equi-Select Money Market
 SubAccount                   $1,000.00         2.24      $999.03        (0.04)%

                           PrimeElite Variable Annuity
Smith Barney Money Market
 SubAccount                   $1,000.00         1.61      $978.76        (1.33)%





                            SEC Rule 482 - Total Return
                     Equitable Life Insurance Company of Iowa
                                  Separate Account A
                    SEC STANDARD CALCULATION - One Year Ended

                        Valuation Date:         31-Dec-96



EQUI-SELECT MONEY MARKET SUBACCOUNT
Inception Date:  31-Dec-95
                                                         Unit       Units this
   Date      Transaction Type    Rate      Amount       Value      Transaction
_______________________________________________________________________________
 31-Dec-95   Purchase                       $1,000    $10.445643        95.734
 31-Dec-96   Annual Contract
              Maint Charge                   (6.91)    10.797473        (0.640)
 31-Dec-96   Withdrawal Charge     8.0%     (80.00)    10.797473        (7.409)
 31-Dec-96   Remaining Value                           10.797473         0.000



                          SEC Rule 482 - Total Return
                  Equitable Life Insurance Company of Iowa
                               Separate Account A
                 SEC STANDARD CALCULATION - One Year Ended

                     Valuation Date:         31-Dec-96

EQUI-SELECT MONEY MARKET SUBACCOUNT - (continued)
Inception Date:  31-Dec-95
                                          Total              Total
   Date          Transaction Type       Units Held           Value
_______________________________________________________________________
 31-Dec-95      Purchase                    95.734           $1,000.00
 31-Dec-96      Annual Contract
                 Maint Charge               95.094            1,026.78
 31-Dec-96      Withdrawal Charge           87.685              946.78
 31-Dec-96      Remaining Value             87.685              946.78


                          SEC Rule 482 - Total Return
                     Equitable Life Insurance Company of Iowa
                                  Separate Account A
                    SEC STANDARD CALCULATION - One Year Ended

                        Valuation Date:         31-Dec-96

PRIMELITE SMITH BARNEY MONEY MARKET SUBACCOUNT
Inception Date:  31-Dec-95
                                                         Unit       Units this
   Date      Transaction Type    Rate      Amount       Value      Transaction
_______________________________________________________________________________
 31-Dec-95   Purchase                       $1,000    $10.232310        97.730
 31-Dec-96   Annual Contract
              Maint Charge                   (4.99)    10.587360        (0.471)
 31-Dec-96   Withdrawal Charge     8.0%     (80.00)    10.587360        (7.556)
 31-Dec-96   Remaining Value                           10.587360         0.000


                        SEC Rule 482 - Total Return
                  Equitable Life Insurance Company of Iowa
                               Separate Account A
                 SEC STANDARD CALCULATION - One Year Ended

                     Valuation Date:         31-Dec-96

PRIMELITE SMITH BARNEY MONEY MARKET SUBACCOUNT - (continued)
Inception Date:  31-Dec-95
                                          Total              Total
   Date          Transaction Type       Units Held           Value
_______________________________________________________________________
 31-Dec-95      Purchase                    97.730           $1,000.00
 31-Dec-96      Annual Contract
                 Maint Charge               97.259            1,029.72
 31-Dec-96      Withdrawal Charge           89.703              949.72
 31-Dec-96      Remaining Value             89.703              949.72


                       Equitable Life Insurance Company of Iowa
                                   Separate Account A
                        SEC Standard Calculation - Total Return

                               P(1+t)Nth power = ERV
                             Valuation Date:  31-Dec-96

                                 ONE YEAR ENDED

                                                          Total      Average
                             Purchase        Years      Value of      Annual
       SubAccount             Amount        Invested   Units Held  Total Return
_______________________________________________________________________________

                           Equi-Select Variable Annuity
Equi-Select Money Market
 SubAccount                   $1,000.00         1.00      $946.78        (5.32)%

                           PrimeElite Variable Annuity
Smith Barney Money Market
 SubAccount                   $1,000.00         1.00      $949.72        (5.03)%

